UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GILEAD SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 6, 2015. GILEAD SCIENCES, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 11, 2015 Date: May 6, 2015 Time: 10:00 a.m. Location: Westin San Francisco Airport 1 Old Bayshore Highway Millbrae, CA 94030 You are receiving this communication because you hold GILEAD SCIENCES, INC. shares in the company named above. ATTN: NICOLE KEITH This is not a ballot. You cannot use this notice to vote these 333 LAKESIDE DRIVE FOSTER CITY, CA 94404 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtainP59477 proxy materials and voting instructions.- M84859

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

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— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M84860-P59477

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

1a. John F. Cogan

1b. Etienne F. Davignon

1c. Carla A. Hills

1d. Kevin E. Lofton

1e. John W. Madigan

1f. John C. Martin

1g. Nicholas G. Moore

1h. Richard J. Whitley

1i. Gayle E. Wilson

1j. Per Wold-Olsen

2. To ratify the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of Gilead for the fiscal year ending December 31, 2015.

3. To approve an amendment and restatement to Gilead's Employee Stock Purchase Plan and International Employee Stock Purchase Plan.

4. To approve, on an advisory basis, the compensation of our named executive officers as presented in the Proxy Statement.

The Board of Directors recommends you vote AGAINST the following proposals:

5. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board take steps to permit stockholder action by written consent.

6. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board adopt a policy that the Chairman of the Board of Directors be an independent director.

7. To vote on a stockholder proposal, if properly presented at the meeting, requesting that Gilead issue an annual sustainability report.

8. To vote on a stockholder proposal, if properly presented at the meeting, requesting that the Board report on certain risks to Gilead from rising pressure to contain U.S. specialty drug prices.

M84861-P59477

M84862-P59477